UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                September 1, 2005

                               PLIANT CORPORATION
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


     Utah                      333-40067                       87-0496065
---------------          ------------------------         ----------------------
(State or other          (Commission file number)             (IRS Employer
 jurisdiction               of incorporation)             Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)

                                 (847) 969-3300
                (Company's telephone number, including area code)

                                      N.A.
          (Former name or former address if changed since last report)

ITEM 8.01. OTHER EVENTS

On September 1, 2005, Moody's Investors Service announced that it had downgraded ratings on Pliant Corporation as follows:

     o $7 million 11 1/8% Senior Secured 1st Lien Notes due June 15, 2009 (PIK until 2007), lowered to Caa1 from B3
     o $255 million 11 5/8% Senior Secured 1st Lien Notes due June 15, 2009 (PIK until 2009), assigned Caa1
     o $250 million Senior Secured 2nd Lien Notes due September 1, 2009, lowered to Caa3 from B3
     o $314 million 13% Senior Subordinated Notes due June 1, 2010, lowered to Ca from Caa2
     o    Corporate Family Rating, lowered to Caa1 from B2

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(c) The following items are included as Exhibits to this report:

99.1 Moody's Investors Service Press Release dated September 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PLIANT CORPORATION



Date: September 2, 2005               By: /s/ Harold C. Bevis
                                          -------------------------------------
                                          Harold C. Bevis
                                          President and Chief Executive Officer